UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – July 19, 2005

(Date of earliest event reported)

HOLLYWOOD CASINO SHREVEPORT*
SHREVEPORT CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Louisiana		72-1225563
Louisiana	333-88679	75-2830167
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

5601 Bridge Street, Suite 300, Fort Worth, Texas		76112-2355
(Address of principal executive offices)		(Zip Code)

Area Code (817) 492-7065

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

* On July 21, 2005, Hollywood Casino Shreveport changed its name to Eldorado Casino Shreveport Joint Venture.

Item 8.01                                           Other Events.

On July 19, 2005, the Louisiana Gaming Control Board approved the definitive Investment Agreement dated as of October 18, 2004 between Hollywood Casino Shreveport (“HCS”) and Eldorado Resorts, LLC (“Eldorado”) providing for the acquisition of HCS by certain affiliates of Eldorado (the “Agreement”).  The Louisiana Gaming Control Board also approved HCS’s Petition to Approve Transfer of Interest and found Eldorado and its affiliates suitable as owners and operators of a gaming license in Louisiana.

Item 9.01                                           Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hollywood Casino Shreveport*
Dated: July 21, 2005	By:	HCS I, Inc., its Managing General Partner

	By:	/s/ John C. Hull
John C. Hull
Chairman of the Board and
Chief Executive Officer

Dated: July 21, 2005		Shreveport Capital Corporation

	By:	/s/ John C. Hull
John C. Hull
Chairman of the Board and
Chief Executive Officer

* On July 21, 2005, Hollywood Casino Shreveport changed its name to Eldorado Casino Shreveport Joint Venture.